CREDIT FACILITY	12 Months Ended
Jan. 31, 2025
Debt Disclosure [Abstract]
CREDIT FACILITY	CREDIT FACILITY
We entered into two revolving credit facilities with Israeli banks - Bank Leumi, and Bank Hapoalim B.M. ("Bank Hapoalim") effective upon the completion of the spin-off, February 1, 2021, which were valid for three years until January 31, 2024 and provided for a total of up to $100 million in total borrowings. Based on the Company’s financial objectives, current cash balance and expected cash, we have extended these two revolving credit facilities effective as of December 31, 2023 and January 24, 2024, for an additional two years through January, 2026 which provide for a total of up to $65 million in total borrowings. As of January 31, 2025 and 2024, we have not withdrawn any funds from the revolving credit facilities. Interest rates on both facilities are based on Term SOFR plus a margin of 3.26% - 3.31%. We did not incur interest expenses related to our revolving credit facilities for the years ended January 31, 2025 and January 31, 2024. Interest expenses in the amount of $1.6 million were incurred for the year ended January 31, 2023. In addition, we are required to pay a commitment fee with respect to unused credit under the credit facilities at a rate of 0.75% per annum. The commitment fee incurred with respect to unused credit under the credit facilities was $0.5 million, $0.7 million and $0.3 million for the years ended January 31, 2025, 2024 and 2023, respectively.

Our obligations under the credit facilities are guaranteed by certain customary affirmative and restrictive covenants for credit facilities of this type. The credit facilities also contain financial covenants which are measured at the end of each quarter. With respect to the two years extensions, we have negotiated updated financial covenants in the credit facilities with the banks. The current financial covenants are:

1.The equity shall not decrease below $165 million or below 30% of Cognyte’s total consolidated assets.
2.Cognyte shall maintain, on consolidated basis, an amount of unrestricted cash and cash equivalents (including short term investments) of at least $25 million.
3.The current assets shall be higher than current liabilities.
4.The unrestricted net cash (total cash, cash equivalents and short term investments less total debt) shall be higher than $15 million.

The limitations imposed by the covenants are subject to certain exceptions.

The credit facility agreements provide for default events with corresponding grace periods that are customary for credit facilities of this nature. Upon a default event, all of our obligations owed under the credit facilities may be declared immediately due and payable, and the lenders’ commitments to provide loans under the credit facility agreements may be terminated.

As at January 31, 2025 and 2024 we met all the financial covenants.